STATE OF FLORIDA UNIFORM COMMERCIAL CODE Florida Secured Transaction Registry FINANCING STATEMENT FORM

FILED
2014 Feb 27 05:16 PM
******* 201400325162 *******

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

A. NAME & DAYTIME PHONE NUMBER OF CONTACT PERSON
Jeffrey Heisey 9547900726

B. SEND ACKNOWLEDGEMENT TO:
Name JEFF HEISEY
Address C/O JEFFREY WALTER HEISEY
Address 1314 EAST LAS OLAS BOULEVARD, 0610
City/State/Zip FORT LAUDERDALE, FL 33301-2334

1. DEBTOR s EXACT FULL LEGAL NAME -
-INSERT ONLY ONE DEBTOR NAME (1a OR 1b) - Do Not Abbreviate or Combine Names
1a .ORGANIZATION S NAME
JEFFREY WALTER HEISEY
1b.INDIVIDUALS SURNAME FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX 1c.MAILING ADDRESS Line ONE
1314 EAST LAS OLAS BOULEVARD #610        This space not available.
MAILlNG ADDRESS Line Two CITY FORT LAUDERDALE STATE FL POSTAL CODE 33301-2334 COUNTRY US

2. ADDITIONAL DEBTOR S EXACT FULL LEGAL NAME
-INSERT ONLY ONE DEBTOR NAME (2a OR 2b) - Do Not Abbreviate or Combine Names 2a.ORGANIZATION S NAME
2b.INDIVIDUAL S SURNAME FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX
2c.MAILING ADDRESS Line One      ThIs space not available.
MAILING ADDRESS Line Two CITY STATE POSTAL CODE COUNTRY

3, SECURED PARTY S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P)
-INSERT ONLY ONE SECURED PARTY NAME (3a OR 3b)
3a.ORGANIZATION S NAME HEISEY JEFFREY WALTER
3b.INDIVIDUAL S SURNAME FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX
3c.MAILING ADDRESS Line One     This space not available.
GENERAL POST-OFFICE
MAILING ADDRESS Line Two
WEST OAKLAND PARK BOULEVARD 1900
CITY FORT LAUDERDALE STATE POSTAL CODE UM 99 COUNTRY

4.This FINANCING STATEMENT covers the following collateral:

U.S. Securities and Exchange Commission Registration File 001 36314 also including all security entitlement and commercial interest under the trade name, JEFFREY WALTER HEISEY; and related trade style uses of the name.

5. ALTERNATE DESIGNATION (if applicable):

[  ] LESSEE / LESSOR  [  ] CONSIGNEE/CONSIGNOR [X] BAILEE/BAILOR
[  ] AG LIEN [  ] NON-UCC FILING [  ] SELLER/BUYER

8, Florida DOCUMENTARY STAMP TAX -YOUARE REQUIRED TO CHECK EXACTLY ONE BOX

[ ] All documentary stamps due and payable or to become due and payable pursuant to s. 201.22 F.S.. have been paid.

[X] Florida Documentary Stamp Tax Is not required.

7. OPTIONAL FILER REFERENCE DATA

STANDARD FORM- FORM UCC-1(REV.05!2013) Filing Office Copy
Approved by the Secretary of State, State of Florida